Investor Presentation Super - Community Bank Conference West Coast 2006 September 8, 2006 FCB Bancorp Exhibit 99.1

Forward-Looking Statements
This presentation includes “forward-looking” statements within the meaning of Section 27A of the Securities Act.
All of the statements contained in this presentation release, other than statements of historical fact, should be considered forward-looking statements, including, but not limited to, those concerning:
(i) the Company’s strategies, objectives and plans for expansion of its operations, products and services, and growth of its portfolio of loans, deposits and investments,
(ii) the Company’s beliefs and expectations regarding actions that may be taken by regulatory authorities having oversight of the Company,
(iii) the Company’s beliefs as to the adequacy of the allowance for loan losses,
(iv) the Company’s beliefs and expectations of future operating results and
(v) the combined entity’s ability to achieve expected financial results from the merger of equals, as well as the timing of the closing of the transaction and the ability to obtain regulatory approvals on a timely basis or at all.
The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Those factors include, but are not limited to, regulatory and shareholder approval for the proposed transaction, the impact of the current national and regional economy on small business loan demand in Southern California, loan delinquency rates, the ability of FCB Bancorp and National Mercantile
Bancorp and their subsidiaries to retain customers, interest rate fluctuations and the impact on margins, demographic changes, demand for the products and services of the companies and their subsidiaries, as well as their ability to attract and retain qualified people, competition with other banks and financial institutions, and other factors. For a discussion of factors that could cause actual results to differ, please see the reports on filed with the Securities and Exchange Commission (the “SEC”).
Readers should not place undue reliance on the forward-looking statements, which reflect management’s view only as of the date hereof. All subsequent written and oral forward-looking statements by or attributable to the
Company or persons acting on its behalf are expressly qualified in their entirety by this qualification. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are not intended to give any assurance as to future results.
The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Overview of the Company
First California Bank (“FCBA”) is a state-chartered bank
headquartered in Camarillo, California and founded in 1979.
This Management Team joined First California Bank in 1999.
Currently FCBA conducts its business from 8 full service offices in
Anaheim Hills, Camarillo, Irvine, Oxnard, Simi Valley, Thousand
Oaks, Ventura, and Westlake Village.
As of June 30, 2006, FCBA had approximately $500 million in
assets and 122 full-time equivalent employees.
Current Ownership:
Board & Senior Management own approximately 27%
Institutional investors own approximately 33%

Investment Highlights
Attractive High Growth Markets
Ventura, Orange and Los Angeles counties
Experienced Management Team That Knows How to Manage Growth
and Risk
Since 2000, a 28% CAGR in Loans
Since 2000, a 25% CAGR in Deposits
Excellent credit quality; net charge-offs averaged $77,000 per year since
1999
Proven Track Record of Building a Strong Core Deposit Franchise
Since 1999, 4 successful de novo branches
A successful purchase and integration of a 3 office, $145 million bank in
2005
Strong core deposits; core deposits averaged 84% of total deposits since
1999

The Business Strategy
Focus on Small Business Banking
Up to $65 million in annual sales
$1 million to $3 million average credit facility
Focus on Expansion Strategy
De Novo Branching
Acquisitions
Increase Low Cost Core Deposits
Business relationship banking – deposit opportunities with every loan
Focus on Risk Management

Los Padres National Forest
VENTURA
Ojai
Fillmore
Santa Clara
Oak View
Santa Paula
Ventura
Moorpark
Simi Valley
El Rio
Oxnard
Camarillo
Thousand Oaks
Port Hueneme
Westlake Village
Agoura Hills
Calabasas
Santa Monica Mountains National Recreation Area
Malibu
Santa Monica
Santa Clarita
Vincent
LOS ANGELES
Angeles National Forest
San Gabriel Wilderness
San Fernando
CALIFORNIA
Balboa Blvd
Burbank
La Canada Flintridge
Altadena
Glendale
Pasadena
Glendora
South Pasadena
San Dimas
West Hollywood
Beverly Hills
Rosemead
El Monte
Claremont
Monterey Park
Los Angeles
East Los Angeles
Walnut
View Park
Maywood
Bell Gardens
Rowland Heights
Santa Monica Bay
Inglewood
Cudahy
Downey
La Habra
Willow Brook
Lynwood
Norwalk
Brea
Manhattan Beach
Compton
Placentia
Torrance
Fullerton
West Carson
Lakewood
Stanton
Orange
Lomita
Long Beach
Santa Ana
Rancho Palos Verdes
Seal Beach
Fountain Valley
Tustin
Irvine
Los Angeles Harbor
Huntington Beach
Costa Mesa
Lake Forest
Newport Beach
Laguna Niguel
Laguna Beach
Pacific Ocean
Santa Barbara Island
Santa Catalina Island

FCB BANCORP

6 The Franchise FCBA (8) FCBA LPO (2)

$187,773
$29,999
$52,706
$58,092
$33,212
$2,005
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
$400,000
2000 2001 2002 2003 2004 2005 Q2 2006
Commercial mortgage Multifamily mortgage 1-4 family mortgage Commercial loans and lines Construction Consumer
Well Diversified Loan Portfolio
*Compound annual growth rate (CAGR) reflects 12/31/2000-6/30/2006.   ** Excludes $11.6MM of loans held for sale.
CAGR*: 28%
Q2 2006:
**

Loan Portfolio as of June 30, 2006
1-4 family mortgage
14%
Commercial loans and lines
16%
Construction
9%
Commercial mortgage
52%
Consumer
1%
Multifamily mortgage
8%
Excludes $11.6 million of loans held for sale.

High Level of Core Deposits
*Compound annual growth rate (CAGR) reflects 12/31/2000-6/30/2006.
$114,793
$18,316
$84,203
$81,030
$96,993
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
$400,000
2000 2001 2002 2003 2004 2005 Q2 2006
Demand deposits Other transaction accounts MMDA and savings CD less $100,000 CD over $100,000
CAGR*: 25%

10 Deposits as of June 30, 2006 MMDA and savings 21% Other transaction accounts 5% Demand deposits 29% CD over $100,000 25% CD less $100,000 20%

De Novo Branch Growth Strategy
De Novo Branching Growth Strategy
Target communities
Recruit talent
Build LPO / Branch around talent
Target 12 month break-even
Success
Oxnard opened 2000
Ventura opened 2002
Thousand Oaks opened 2003
Simi Valley opened 2005 - Deposits today $25 million

South Coast Acquisition
On February 2, 2005 FCBA announced the acquisition of South Coast
Bancorp for $36 million in cash.
Transaction multiples include:
Price/Book
Price/Tangible Book
Price/LTM earnings
(1) Assumes 2004 earnings are adjusted to reflect full tax-effects and book value adjusted to reflect purchase accounting fair value adjustments.
(2) Source SNL;  Reflects average of M&A bank transactions announced since January 1, 2004
< $150 M deal value.
Acquisition Growth Strategy
Actual Adjusted
(1)
2.1x 1.8x 2.6x
2.1x 1.8x 2.6x
12.0x 18.7x 23.8x
Avg. Western
M&A Multiples
(2)

Acquisition Growth Strategy (cont’d)
Execution & Integration
On September 30, 2005, completed formation of new bank holding company FCB Bancorp FCB Bancorp
On September 30, 2005:
Completed successful Common Equity Offering of $22 million
Issued $10 million of Trust Preferred securities
Closed South Coast Acquisition
On December 5, 2005:
Integrated South Coast Bank
Sold South Coast charter for $1 million
On June 30, 2006:
Reported FD EPS of
$0.63 15% increase over prior year 15% increase over prior year

* * * FCB Bancorp & National Mercantile Bancorp FCB Bancorp & National Mercantile Bancorp Merger of Equals Merger of Equals Announced June 15, 2006

Forward-Looking Statements
This presentation contains forward-looking statements that are:
subject to contingencies & uncertainties
not a guarantee of future performance
based on assumptions that may change
not to be relied on unduly
These include statements relating to
EPS and other growth rates
Accretion
Costs savings
Increased liquidity and visibility
Many factors are beyond our ability to control or predict, including:
Shareholder and regulatory approvals
Interest rate volatility
Impact of national/regional economy on small business loan demand
Loan delinquency rates
Ability of companies to retain employees and customers
Acquisition synergies and cost saving
Please see risk factors in MBLA’s and FCBA’s 10-K and other SEC filings.

Additional Information
The proposed merger will be submitted to the shareholders of each of National Mercantile
Bancorp and FCB Bancorp for their consideration. First California Financial Group, Inc. will file a registration statement, which will include a joint proxy statement/prospectus to be sent to the shareholders of each of National Mercantile Bancorp and FCB Bancorp, and each of First
California Financial Group, National Mercantile Bancorp and FCB Bancorp may file other relevant documents concerning the proposed merger with the SEC. Shareholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed merger when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about First California Financial Group, National
Mercantile Bancorp and FCB Bancorp, at the SEC’s website (http://www.sec.gov). You will also be able to obtain these documents, free of charge, by accessing National Mercantile Bancorp’s website (http://www.nmbla.com) under the tab “Investor Relations”, or by accessing FCB
Bancorp’s website (http://www.fcbank.com) under the tab “About Us”.
National Mercantile Bancorp and FCB Bancorp and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of
National Mercantile Bancorp and FCB Bancorp in connection with the proposed merger.
Information about the directors and executive officers of National Mercantile Bancorp is set forth in the proxy statement for its 2006 annual meeting of shareholders, as filed with the SEC on
April 20, 2006. Information about the directors and executive officers of FCB Bancorp is set forth in its Annual Report on Form 10-K, as filed with the SEC on March 31, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of these documents as described above.

Partnership of Two Fast Growing Banks
FCBA
25%+CAGR in loans and
deposits since 2000
2Q06 EPS increased 14%
NIM 4.95% in 2Q06
Total NCOs since 2000 – less
than $500,000
Focus on small businesses
Ventura, Orange and LA
Counties
As of June 30, 2006, compared to prior year period.
MBLA
NIM 5.26% in 2Q06
NPA/Assets 0.07%
Serving affluent communities
LA and Orange Counties
Expertise in business niche
markets

Expected Transaction Benefits
Enhances both banking
franchises
Expanded reach in fast-growing
markets
$1 billion in assets
Appealing demographics
Complementary branch locations
Enhanced lending capabilities
Larger legal lending limit
Accretive to GAAP EPS in 2007
Low risk transaction
Modest cost savings
Expanded platform for
growth
Strong management team
Enhanced opportunities for
staff
Increase market cap
Improve liquidity and
visibility

Palmdale
Vincent
CALIFORNIA
VENTURA
Ojai
Oak View
Fillmore
Santa Clarita
Santa Paula
Ventura
Moorpark
Simi Valley
San Fernando
LOS ANGELES
Oxnard
Camarillo
Thousand Oaks
Burbank
Glendale
Pasadena
La Canada Flintridge
Altadena
Monrovia
Glendora
Calabasas
Agoura Hills
Santa Monica Mountains National Recreation Area
West Hollywood
Beverly Hills
Alhambra
South Pasadena
San Dimas
La Verne
Claremont
Covina
West Covina
El Monte
Pomona
Los Angeles
Culver City
Santa Monica
Malibu
East Los Angeles
Rowland Heights
Chino
Inglewood
Florence
Bell
Bell Gardens
Whittier
Downey
La Habra
Compton
Lynwood
Norwalk
Brea
La Mirada
Paramount
Gardena
Manhattan Beach
Placentia
Buena Park
Lakewood
Torrance
West Carson
Stanton
Anaheim
Garden Grove
Long Beach
Tustin
Seal Beach
Santa Ana
Fountain Valley
Irvine
Huntington Beach
Costa Mesa
Lake Forest
Newport Beach
ORANGE
Laguna Niguel
Laguna Beach
San Juan Capistrano
Dana Point
Pacific Ocean
Santa Barbara Island
Santa Catalina Island
Avalon
Channel Islands
Gulf of Santa Catalina
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FCB BANCORP

19 Southern California Branch Franchise FCBA (8) MBLA (4) MBLA LPO (2) FCBA LPO (2)

Summary of Transaction Terms
Consideration: 100% FCFG Stock,
Tax-free exchange
Fixed FCBA Exchange Ratio: 1.7904 x FCFG shares /FCBA
share (no collars/no walk-aways)
Fixed MBLA Exchange Ratio: 1 x FCFG Shares/MBLA share
Fully Diluted Ownership:  MBLA 50.5% and FCBA 49.5%
Treatment of Options: Options roll

Pro Forma Entity
National Mercantile Bancorp + FCB Bancorp =
First California Financial Group, Inc.
Board of Directors:
Initially five directors from MBLA and five directors from FCB
Bancorp
Chairman will be Robert E. Gipson, now Chairman of MBLA
Vice Chairman will be John W. Birchfield, now Chairman of
FCBA

Leadership Team
President and CEO C. G. Kum, FCBA’s CEO
Chief Financial Officer Romolo C. Santarosa, FCBA’s CFO
Chief Credit Officer Robert W. Bartlett, MBLA’s COO
Chief Strategy Officer David R. Brown, MBLA’s CFO
Head of Commercial Banking Thomas E. Anthony, FCBA’s CCO
Scott Montgomery, MBLA’s President and CEO, after assisting in the transition, will retire.

Large and Growing Markets
Population Total 13.7 million
LA County = 9.9 million
Ventura County   =  0.8 million
Orange County = 3.0  million
Diverse Economy
Manufacturing
Trade
Tourism
Technology
Entertainment
Rising employment and personal income

24 Balance Sheet $0 $100 $200 $300 $400 $500 $600 Loans Deposits Assets MBLA FCBA $ in millions As of June 30, 2006; excludes $11.6 million of loans held for sale by FCBA.

Pro Forma Financial Impact
$    47.4
$   395.3
$   363.8
$   505.8
FCBA
$   39.0
$  372.6
$  351.2
$  491.4
MBLA
$    121.0 Equity
$    766.8 Deposits
$    716.7 Loans
$ 1,030.7 Assets
Pro Forma ($ in millions)
As of June 30, 2006; excludes $11.5 million of loans held for sale by FCBA.

FCBA
1%
52%
8%
9%
16%
14%
MBLA
25%
2%
5%
40%
25%
3%
Construction Commercial RE Multifamily
Residential C&I Consumer & Other
Loan Mix
As of June 30, 2006; excludes $11.6 million of loans held for sale by FCBA.

27 Pro Forma Loan Mix Construction 17% Residential 9% Consumer & Other 2% Multifamily 7% Commercial RE 44% C&I 21% As of June 30, 2006; excludes $11.6 million of loans held for sale by FCBA.

28 MBLA 6% 32% 8% 26% 5% 23% Checking Interest Checking Savings Money Market CD less $100K CD over $100K Deposit Mix FCBA 25% 16% 20% 29% 5% 5% As of June 30, 2006

29 Pro Forma Deposit Mix CD over $100K 24% Checking 30% Savings 6% CD less $100K 13% Money Market 21% Interest Checking 6% As of June 30, 2006

Pro Forma Bank Deposit Market Share*
* Banks headquartered in L.A., Orange and Ventura Counties
Source: SNL Securities as of 6/30/2005.  FCBA and MBLA deposit balances as of June 30, 2006.
Deposits Market
Industry YTD Share
Rank Company Name Ticker Type ($000) (%)
1 City National Corporation CYN Bank 11,908,529 22.59%
2 Fremont General Corporation FMT Bank 9,256,980 17.56%
3 East West Bancorp, Inc. EWBC Bank 7,023,676 13.32%
4 Cathay General Bancorp, Inc. CATY Bank 5,024,464 9.53%
5 Hanmi Financial Corporation HAFC Bank 2,818,866 5.35%
6 Farmers & Merchants Bank of Long Beach FMBL Bank 2,139,797 4.06%
7 Nara Bancorp, Inc. NARA Bank 1,650,623 3.13%
8 Center Financial Corporation CLFC Bank 1,491,082 2.83%
9 Wilshire Bancorp Inc. WIBC Bank 1,481,237 2.81%
10 First Regional Bancorp FRGB Bank 1,468,438 2.79%
11 Preferred Bank PFBC Bank 995,310 1.89%
First California Financial Group, Inc. Bank 767,911 1.46%
12 Beverly Hills Bancorp Inc. BHBC Bank 684,032 1.30%
13 Pacific Mercantile Bancorp PMBC Bank 625,162 1.19%
14 Alliance Bancshares California ABNS Bank 574,645 1.09%
15 American Business Bank AMBZ Bank 456,314 0.87%
16 Saehan Bancorp SAEB Bank 434,665 0.82%
17 FCB Bancorp FCBA Bank 395,335 0.75%
18 National Mercantile Bancorp MBLA Bank 372,576 0.71%
19 Premier Commercial Bancorp PCBP Bank 254,523 0.48%
20 Sunwest Bancorp SWBC Bank 247,320 0.47%
21 Pacific City Bank PFCY Bank 236,746 0.45%
Total Other (31) 3,173,197 6.02%
Total 52,713,517 100.00%

Enhances banking franchise
Low risk transaction
Expected to be accretive to EPS
Diversifies and expands lending capacity
Increases presence in fast-growing Southern California market
Transaction Summary
Transaction Summary

32 Q & A